UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15(d)OF THE
                         SECURITIES EXCHANGE ACT OF 1934
                                    10/27/03
                Date of Report (Date of earliest event reported)

                               SAFECO CORPORATION
               (Exact name of registrant as specified in Charter)

   WASHINGTON                    1-6563                        91-0742146
(State or other                (Commission                  (IRS Employer
jurisdiction of                File Number)                Identification No.)
incorporation)

      Safeco Plaza, Seattle, Washington                          98185
  (Address of Principal Executive Offices)                    (Zip Code)

                                 (206) 545-5000
              (Registrant's telephone number, including area code)


Item 12.     Results of Operations and Financial Condition

On October 27, 2003, Safeco Corporation issued a press release announcing its financial results for the third quarter of 2003, a copy of which is furnished herewith as Exhibit 99.1.

Exhibit No.

99.1     Text of press release and financial supplement dated October 27, 2003

                                   Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                               SAFECO CORPORATION
                                               ---------------------------------
                                               Registrant


          Dated:   October 27, 2003
                                                /s/ CHRISTINE B. MEAD
                                               ---------------------------------
                                               Christine B. Mead
                                               Senior Vice President,
                                               Chief Financial Officer and
                                                Secretary